BROOKFIELD U.S. LISTED REAL ESTATE FUND
Schedule of Investments (Unaudited)
March 31, 2020
	Shares	Value
COMMON STOCKS - 98.9%
Datacenters - 15.1%
CyrusOne, Inc.	6,231	$384,764
Digital Realty Trust, Inc.	4,000	555,640
Equinix, Inc.	1,450	905,627
Total Datacenters		1,846,031
Healthcare - 10.8%
CareTrust REIT, Inc.	8,988	132,932
Healthcare Trust of America, Inc.	6,400	155,392
Healthpeak Properties, Inc.	10,419	248,493
Physicians Realty Trust	11,269	157,090
Welltower, Inc.	13,542	619,953
Total Healthcare		1,313,860
Hotel - 4.4%
Host Hotels & Resorts, Inc.	13,231	146,070
Park Hotels & Resorts, Inc.	23,736	187,752
Pebblebrook Hotel Trust	15,863	172,748
Ryman Hospitality Properties, Inc.	845	30,293
Total Hotel		536,863
Industrial - 15.5%
Americold Realty Trust	10,307	350,850
Duke Realty Corp.	9,483	307,060
Plymouth Industrial REIT, Inc.	5,496	61,335
Prologis, Inc.	14,600	1,173,402
Total Industrial		1,892,647
Manufactured Homes - 1.4%
Sun Communities, Inc.	1,340	167,299
Net Lease - 13.6%
Four Corners Property Trust, Inc.	14,270	266,992
MGM Growth Properties LLC	19,338	457,730
National Retail Properties, Inc.	8,137	261,930
VEREIT, Inc.	45,410	222,055
VICI Properties, Inc.	27,317	454,555
Total Net Lease		1,663,262
Office - 11.6%
Boston Properties, Inc.	225	20,752
Cousins Properties, Inc.	6,355	186,011
Douglas Emmett, Inc.	11,504	350,987
Kilroy Realty Corp.	8,700	554,190
Vornado Realty Trust	8,339	301,955
Total Office		1,413,895
Residential - 17.1%
American Homes 4 Rent	5,366	124,491
AvalonBay Communities, Inc.	2,800	412,076
Equity Residential	8,953	552,490
Essex Property Trust, Inc.	1,350	297,324
Mid-America Apartment Communities, Inc.	6,795	700,089
Total Residential		2,086,470
Retail - 1.7%
Federal Realty Investment Trust	1,233	91,994
Retail Properties of America, Inc.	21,096	109,066
Total Retail		201,060
Self Storage - 7.7%
Public Storage	4,754	944,192

TOTAL COMMON STOCKS
(Cost $14,041,177)		12,065,579
Total Investments - 98.9%
(Cost $14,041,177)		12,065,579
Other Assets in Excess of Liabilities - 1.1%		130,187
TOTAL NET ASSETS - 100.0%		$12,195,766

LLC- Limited Liability Company

Notes to Schedule of Investments (Unaudited)

Valuation of Investments: The Fund’s Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s NAV may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. Valuations from broker-dealers or pricing services consider appropriate factors such as market activity, market activity of comparable securities, yield, estimated default rates, timing of payments, underlying collateral, coupon rate, maturity date, and other factors. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent fair value.

Securities for which market prices are not readily available cannot be determined using the sources described above, or the Adviser’s Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser’s Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser’s valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser’s Valuation Committee uses in determining fair value.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.
Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets or liabilities

Level 2 - quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of assets or liabilities)

The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of March 31, 2020:

Brookfield U.S. Listed Real Estate Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$12,065,579	$-	$-	$12,065,579
Total	$12,065,579	$-	$-	$12,065,579

For further information regarding security characteristics of each Fund, see the Schedule of Investments.